April 5, 2004

THE DREYFUS/LAUREL FUNDS TRUST-
DREYFUS PREMIER CORE VALUE FUND

Supplement to Prospectus
dated May 1, 2003, as revised March 11, 2004

The following information supersedes and replaces the information in the third paragraph in the section of the Fund’s Prospectus entitled “The Fund – Management.”

Investment decisions for the fund are made by a committee of portfolio managers. No individual committee member is primarily responsible for making these investment decisions. The committee is the Large Cap Value Team of The Boston Company Asset Management, which is an affiliate of Dreyfus. Each committee member also is an employee of Dreyfus. The portfolio managers comprising the committee are identified in the Statement of Additional Information.

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April 5, 2004

THE DREYFUS/LAUREL FUNDS TRUST-
DREYFUS PREMIER CORE VALUE FUND

Supplement to Statement of Additional Information
dated May 1, 2003, as revised June 6, 2003

The following information supercedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “Management Arrangements.”

The Fund’s portfolio managers, who comprise the Large Cap Value Team of The Boston Company Asset Management, which is an affiliate of Dreyfus, are Brian Ferguson (chairman of the Large Cap Value Team),William E. Costello, Robert J. Eastman and J. David Macey.

P:\Edgar Filings\Pending\312\497\sticker312.doc